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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 29, 2001

                                      IEMI
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                         000-28415              65-0861102
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(State or other jurisdiction         (Commission File         (IRS Employer
    of Incorporation)                     Number)         Identification Number)


5801 Wiley Street, Hollywood, Florida 33023
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (954) 961-3033

                  International Environmental Management, Inc.
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          (Former name or former address, if changed since last report)




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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  None.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  None.

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  None.

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On October 29, 2001, the Company dismissed Baum & Company, P.A., Coral Springs, Florida, as its independent accountant and concurrently engaged Bagell, Josephs & Company, L.L.C., Gibbsboro, New Jersey, as its independent accountant. The determination to dismiss Baum & Company, P.A., and to engage other auditors was made by the Company's Board of Directors after consideration of the Company's professional service requirements as its business activities expand. Except as provided in the next sentence, the report of Baum & Company, P.A., on the financial statements of the Company for the two fiscal years ended December 31, 1999 and 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Baum & Company, P.A., dated March 28, 2001, for the year ended December 31, 2000, noted that the accountants had been unable to obtain a response from the Company's outside counsel with respect to pending or threatened litigation, if any. In connection with the Company's audits for the fiscal years ended December 31, 1999 and 2000, and through October 29, 2001, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements for such year. The Company does not believe that during the two years ended December 31, 2000, and though October 29, 2001, there were any reportable events (as defined in Regulation S-B, Item 304(a)(1)(v)) with Baum & Company, P.A. Pursuant to Regulation S-B, Item 304(a)(3), the Company has asked Baum & Company, P.A., for that firm's letter, addressed to the Securities and Exchange Commission, stating that that firm agrees with the above statements. The Company intends to file that letter with the Commission within ten business days of the filing of this Report.




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Item 5.           OTHER EVENTS.

                  None.

Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  None.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  None.

Item 8.           CHANGE IN FISCAL YEAR.

                  None.

Item 9.           REGULATION FD DISCLOSURE.

                  None.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.


                                       IEMI




Dated: November 1, 2001                By:        /s/ Harold A. Solomon
                                           -------------------------------------
                                                Harold A. Solomon, President






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